EXHIBIT 32.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this Annual Report on Form 10-K of Foundation Coal Corporation for the period ended December 31, 2007, I, James F. Roberts, Chief Executive Officer of Foundation Coal Corporation, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	This Form 10-K for the period ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Form 10-K for the period ended December 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of Foundation Coal Corporation.

Date: March 19, 2008	/s/ JAMES F. ROBERTS
James F. Roberts
Chief Executive Officer